UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

PRIMUS GUARANTY, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-32307	Not Required
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 18, 2008, Primus Guaranty, Ltd. (the “Registrant”) was notified by the New York Stock Exchange (the “NYSE”) that it was below the NYSE’s continued listing standard relating to average minimum share price because the average closing price of its shares of common stock was less than $1.00 over a 30 consecutive trading-day period. As of November 14, 2008, the average closing price of the Registrant’s common stock over the last 30 consecutive trading days was $0.81 and the closing price of the Registrant’s common stock on November 14, 2008 was $0.60. The NYSE currently makes available an indicator, “.BC,” on the Registrant’s trading symbol indicating that the Registrant is below the NYSE’s quantitative continued listing standards.

Under applicable rules and regulations of the NYSE, the Registrant must (i) notify NYSE Regulation, Inc. within 10 business days of receipt of the notification of its intent to cure this deficiency; and (ii) bring its share price back above $1.00 within six months following receipt of the notification. The Registrant intends to provide NYSE Regulation, Inc. with the requisite acknowledgement and to take such actions as may be necessary or appropriate in order to bring it into compliance with the continued listing standards. Should the Registrant fail to meet this standard at the expiration of the six-month period, however, the NYSE will commence suspension and delisting procedures.

This notice is in addition to the NYSE’s prior notice to the Registrant that it is below the continued listing standard relating to average market capitalization and shareholders’ equity because over a 30 trading-day period the Registrant’s total market capitalization was less than $75 million and its most recently reported shareholders’ equity was less than $75 million. The prior notice was the subject of a current report on Form 8-K filed by the Registrant on November 10, 2008.

The Registrant’s 7% senior notes due 2036, listed on the NYSE under symbol “PRD,” are not affected by this event.

As required under NYSE rules, the Registrant issued a press release on November 21, 2008, announcing that it had received the notice of non-compliance. The foregoing description is qualified in its entirety by reference thereto, the full text of which is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 21, 2008 issued by the Registrant

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By: /S/Richard Claiden
Richard Claiden
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial Officer)

Dated: November 21, 2008

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated November 21, 2008 issued by the Registrant

5